                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): October 20, 2005

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                  Section 5 - Corporate Governance and Management

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

         Effective October 20, 2005, the Board of Directors of Edison International adopted an amendment to
Article II, Section 2 of the Bylaws of Edison International, changing the date of the annual meetings of shareholders from the third Thursday in May to the fourth Thursday in April.  The foregoing description is qualified by reference to the Bylaws of Edison International, as amended to and including October 20, 2005, filed as Exhibit 3.1 hereto and incorporated by reference herein.

                                   Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(c)         Exhibits

            See the Exhibit Index below.

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                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          EDISON INTERNATIONAL
                                                          (Registrant)

                                                          /s/ Linda G. Sullivan
                                                          -----------------------------
                                                          Linda G. Sullivan
                                                          Vice President and Controller

Date:  October 26, 2005

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                                                   EXHIBIT INDEX

Exhibit No.             Description
----------              -----------

3.1                     Bylaws of Edison International, as Amended to and Including October 20, 2005.